UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   July 20, 2016

Service Team Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-178210	61-1653214
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18482 Park Villa Place Villa Park, CA 92861	92861
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(714) 538-5214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On July 20, 2016 the company filed a QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.  The report contains three clerical errors.

1.     In the report on page 19 under the heading Convertible Notes Payable- Third Party: The Company stated “On November 25, 2015, the Company issued a convertible note to Tangiers Capital Group for $38,500 of cash consideration”. The correct name of the lender, holder of the note, is Tangiers Investment Group, LLC.

2.       In the report on page 19 under the heading Convertible Notes Payable- Third Party: The Company stated “On April 15, 2016, the Company issued a convertible note to Tangiers Capital Group for $27,500 of cash consideration”. The correct name of the lender, holder of the note, is Tangiers Investment Group, LLC.

3.        In the report on page 19 under the heading Convertible Notes Payable- Third Party: The Company stated “On May 6, 2016, the Company issued a convertible note to Tangiers Capital Group for $35,750 of cash consideration”. The correct name of the lender, holder of the note, is Tangiers Investment Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Service Team Inc. (Registrant)
July 26, 2016	By:	/s/ Robert L. Cashman
		Name:	Robert L. Cashman
		Title:	Chief Financial Officer